Supplement Dated March 31, 2008
to
Prospectus Dated May 1, 2007
for
Protective RSG Preferred Plus Variable Annuity Contracts
and
Protective RSG Advantage III Variable Annuity Contracts

each issued by
Protective Life Insurance Company
and
Protective Acquired Variable Annuity Separate Account

This Supplement amends certain information contained in your variable annuity product prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

As of March 31, 2008, Commonwealth Annuity and Life Insurance Company ("Commonwealth"), the administrator of the variable annuity contracts, will terminate the Managed Investment Advisory Account program (the "MIAA program") in the variable annuity contracts.

Because the MIAA program is being discontinued, no MIAA program fees will be deducted from any variable annuity contracts after March 31, 2008.

The asset allocation models available in the MIAA program will not be updated after March 31, 2008. Commonwealth will leave contractholders' investments allocated according to the asset allocation models they have previously chosen unless other allocation instructions are received. Account rebalancing instructions for amounts allocated under the MIAA program will also be terminated as of Mafch 31, 2008. Contractholders with automatic rebalancing instructions must instruct Commonwealth to continue their automatic rebalancing instructions. Contractholders may notify Commonwealth of their intent by completing and mailing the form provided for that purpose or by calling Commonwealth at 1-800-457-9047.